October 10, 2014 Returns Comparison Exhibit 99.1

Illustrative comparison of return metrics
• Bristow believes a good capital deployment strategy includes a mix of leased assets and owned assets
• The company uses the metric Bristow Value Added (BVA), which is a tailored version of the cash flow value added (CFVA) metric also similar to the economic value added (EVA) metric
BVA is our primary metric for evaluating capital deployment decisions
We believe BVA is a superior metric to other off the shelf metrics like return on capital (ROC) for a company with a mix of leased and owned assets
BVA is the largest component of management incentive bonuses at Bristow
• We provide the following summary as an illustrative reconciliation of a traditional ROC calculation to an adjusted ROC calculation
(similar to a BVA return calculation) which we believe is a more meaningful return calculation for our capital structure

Oracle Return on Capital
40%
30%
20%
10%
0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Oracle Revenue Growth
30%
15%
0%
-15%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Oracle TSR Relative to the NASDAQ
200%
150%
100%
50%
0%
Dec-99 Dec-01 Dec-03 Dec-05 Dec-07 Dec-09

Bristow

TARGET ZERO

TSR requires a growth and return balance
Return alone only measures quality and not quantity
• Don’t Be Too Preoccupied with Return
on Capital Gregory V. Milano, Fortuna
Advisors (May 19, 2010)
• Study was based on the 1000 Largest Non-
Financial US Companies as of 12/31/2009,
excluding those not public for the entire 10-yr
period of the study, yielding 765 companies.
“…sacrificing returns to achieve higher
revenue growth worked for most
companies… 14% of the companies had
higher revenue growth and lower return on
capital in the second half of the decade, 57%
of these higher-growth lower-return
companies generated TSR above the
median.  Among these were well-known
companies including Oracle, PepsiCo, CVS
Caremark and Procter & Gamble.”

,

BVA balances growth and return
Two equivalent ways to calculate BVA
BVA
Gross
Cash Flow
Gross
Operating
Assets
Required
Return
(10.5%)
BVA
Gross
Operating
Assets
Gross
Cash Flow
Return
Required
Return
(10.5%)
Quality Quantity
BVA captures quantity and quality
which return measures do not

Valuation vs. Return on Capital
(2004-2011)
R² = 0.09%
Enterprise Value /
(Book Equity + Net Debt)
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
Return on Capital / WACC

Predicted vs. Actual Enterprise Value
(2004-2011)
R² = 89.02%
Actual EV ($ billion)
300
250
200
150
100
50
0
0
50
100
150
200
250
300
Predicted EV ($ billion)
current gross operating assets + BVA/Required Return

Bristow

TARGET ZERO

BVA is a superior valuation metric
• When used in valuation (current gross operating assets + NPV of future BVA), BVA predicts enterprise values quite well even when future BVA is assumed constant.
• The approach helps solve the apparent disconnect between market valuation and traditional measures of performance such as the ROC/WACC relationship.
Note: Right chart employs Fortuna Advisor’s standard proprietary framework for BVA-like measures.   See “Postmodern Corporate Finance” in the  Spring 2010 issue of the
Journal of Applied Corporate Finance

ROC misses important performance aspects
BVA treatment:
•
•
•
•
•
Leases
Remove rent to get EBITDAR and capitalize the present value
of leases as a debt equivalent
Depreciation:
Remove depreciation to get EBITDAR and add back
accumulated depreciation to capital
Cash
Remove from capital – reflects negative debt
•
Líder
Remove equity accounting and replace with proportional
consolidation
Goodwill
Remove to reflect operating returns but adjust BVA
incentive goals to target enough BVA improvement to justify the required return on the goodwill over five years
:
:
:
:

Gross cash flow return (GCFR)
A BVA-like return measure
BVA
Gross
Cash Flow
Gross
Operating
Assets
Required
Return
(10.5%)
Gross
Cash Flow
Return
The numerator and denominator
in Gross Cash Flow Return are
the very same Gross Cash Flow
and Gross Operating Assets
used in calculating BVA.
Gross
Operating
Assets
Gross
Cash Flow

Bridge ROC to GCFR: FY13
Gross cash flow return numerator and denominator from BVA
NOTE:  For illustrative purposes only
7.2%
10.7%
1.5%
2.0%
0.4%
0.4%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
ROC Leases D&A Líder Other GCFR
FY13

Bridge ROC to GCFR: FY14
Gross cash flow return numerator and denominator from BVA
NOTE:  For illustrative purposes only
7.2%
12.1%
2.3%
1.6%
1.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
ROC Leases D&A Líder GCFR
FY14

Treatment of leases in BVA and GCFR
• In BVA and GCFR, the present value of lease commitments is added to gross operating assets
Equivalent to taking out a level payment loan to finance making a one time payment to purchase the rights to the asset over the lease term.
The hypothetical loan value (i.e. capital) would be the present value of the principal and interest payments (same as the rent)
Encourages risk reduction by managing lease commitments which can be helpful in the next industry downturn (easier to not renew a lease than to sell an owned asset during a downturn)
• In BVA and GCFR, lease expense (i.e. rent) is removed from gross cash flow
Consistent with ignoring principal and interest payments on the hypothetical loan when calculating EBITDA or EBITDAR
Alternatively can be viewed as consistent with removal of depreciation and interest when calculating EBITDAR on owned assets
• Bristow has limits on the volume of lease commitments to avoid excessive fixed charges, and manages lease durations as a balanced portfolio

5 Year Lease with Two 5 Year Options					15 Year Lease		
Year	Lease	Opt1	Opt2	PV	7X	Lease	PV	7X
1	100			421	700	90	874	630
2	100			347	700	90	837	630
3	100			267	700	90	797	630
4	100			183	700	90	755	630
5	100			94	700	90	710	630
6		100		421	700	90	662	630
7		100		347	700	90	612	630
8		100		267	700	90	559	630
9		100		183	700	90	502	630
10		100		94	700	90	443	630
11			100	421	700	90	379	630
12			100	347	700	90	312	630
13			100	267	700	90	241	630
14			100	183	700	90	165	630
15			100	94	700	90	85	630

Rate= 6%

Bristow TARGET ZERO

Illustration of PV approach to leases
Assume 10%
discount for longer
commitment
Shorter commitment
implies less capital
Optionality:  only
renew if needed
Stuck if not needed
Overstates the
commitment
Understates the
commitment
Ultimately pay more in total if used
all 15 years – that’s the cost of
unexercised option
Motivates signing the
longest lease possible
to get annual rent low
even if unnecessary

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Year

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

Bristow

TARGET ZERO

Treatment of depreciation in BVA and GCFR
• Using gross assets treats old assets the same as new assets
A net asset framework gives misleading signals as older businesses with depreciated assets look better than newer businesses with un-depreciated assets
A gross measure removes this distortion by smoothing the capital charge over the entire life of the asset
Typical economic profit measures BVA (&GCFR)
New investments look
prohibitively expensive….
…while older assets look
‘cheap’…or ‘free’
Balanced view of new vs. old assets –
encouraging more growth into profitable
opportunities
Capital
Charge
Depreciation
Required
Return

Cash is removed
• Cash is removed from gross operating assets in BVA and
gross cash flow return
• In most valuations, cash is treated as a negative debt (i.e.
subtract cash from debt to get net debt to subtract from
enterprise value to get equity value).
BVA treats cash the same way
• Cash is expected to earn its own risk adjusted return which is much lower than the required return so it would be penalizing in BVA for a company to carry any cash.
• Removing cash encourages management to streamline
inventory, receivables and other assets to convert them to
cash and immediately see the benefit in higher BVA.

Treatment of Lider in BVA and GCFR
• Earnings from unconsolidated entities removed from
gross cash flow
• Investment in unconsolidated entities removed from
gross operating assets
• Proportional consolidation of pro rata share of Lider BVA
added in to improve accuracy over using equity
accounting; this is only done for ‘major’ investments (i.e.
Líder)

Goodwill is excluded from BVA
• We aimed for a framework that would simultaneously encourage investments and hold management accountable for delivering returns.
Incentives focus on year to year changes in BVA to encourage a constant pursuit of growth and return that more than covers the required return on all new investments.
• Goodwill is excluded to facilitate operating performance comparisons and to avoid discouraging acquisitive investments
Acquisitions often do not cover the cost of capital on the total investment for a few years and we would not want to be discouraged from making good long term investments.
• The incentive plan is adjusted whenever new goodwill is acquired to step up the required improvements in BVA to deliver a required return on the goodwill so if management doesn’t earn an adequate return over time bonuses will suffer.

16 Appendix

FY14 bridge to gross cash flow
NOTE:  For illustrative purposes only
$180
$420
$106
$95
$43
$100
$150
$200
$250
$300
$350
$400
$450
NOPAT Rent D&A Líder equity
earnings
Líder
proportional
Other GCF
FY14 NOPAT to GCF

FY14 bridge to gross operating assets
NOTE:  For illustrative purposes only
$2,598
$3,455
$523
$412
$250 $193
$135
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
$3,600
$3,800
Invested Capital
(LT + ST Debt +
Equity)
Accumulated
depreciation
NPV of leases Líder equity
investment
balance
Líder
proportional GCF
Other GOA
FY14 Invested Capital to GOA